SUMMARY PROSPECTUS

DECEMBER 9, 2011

TIAA-CREF LIFESTYLE GROWTH FUND

of the TIAA-CREF Funds

Class Ticker: Retail TSGLX Retirement TSGRX Premier TSGPX Institutional TSGGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/ls_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated December 9, 2011, as subsequently supplemented, are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital with some current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Lifestyle Growth Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses[1]	0.65%	0.76%	0.52%	0.52%
Acquired Fund Fees and Expenses[1,2]	0.48%	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.48%	1.34%	1.25%	1.10%
Waivers and Expense Reimbursements[3]	(0.51)%	(0.51)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.83%	0.73%	0.58%

1	Estimates for the current fiscal year.
2

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.49% of average daily net assets for Retail Class shares; (ii) 0.35% of average daily net assets for Retirement Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; and (iv) 0.10% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least December 31, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through December 31, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$99	$85	$75	$59
3 Years	$418	$374	$345	$298

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not experienced portfolio turnover as of the date of this Prospectus because the Fund is newly operational.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term growth of capital with some current income through a relatively stable asset allocation strategy targeting a growth-oriented risk-return profile. The Fund will generally seek to meet its investment objective by investing: (1) approximately 80% of its assets in equity Underlying Funds and (2) approximately 20% of its assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to 10% depending upon current market conditions and outlook.

The Underlying Fund allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. The Fund might sometimes be more heavily weighted toward equities or fixed-income than otherwise targeted, if the portfolio managers believe market conditions warrant. For example, the Fund might increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other TIAA-CREF Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of

TIAA-CREF Lifestyle Growth Fund  ■  Summary Prospectus     3

various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s targeted asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of December 9, 2011, are listed in the chart below. Actual allocations may differ and targeted allocations may change at any time.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	80%	U.S. Equity	56%	• Large-Cap Growth Fund	13.9%
				• Large-Cap Value Fund	13.6%
				• Growth & Income Fund	11.7%
				• Enhanced Large-Cap Growth Index Fund	5.2%
				• Enhanced Large-Cap Value Index Fund	5.1%
				• Small-Cap Equity Fund	4.5%
				• Mid-Cap Growth Fund	1.0%
				• Mid-Cap Value Fund	1.0%
		International Equity	24%	• International Equity Fund	10.7%
				• Enhanced International Equity Index Fund	7.2%
				• Emerging Markets Equity Fund	6.1%
FIXED-INCOME	20%	Fixed-Income	20%	• Bond Plus Fund	20.0%
				• Bond Fund	0.0%
		Short-Term Fixed-Income	0%	• Short-Term Bond Fund	0.0%
Total	100%	100%		100.0%

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

4     Summary Prospectus  ■  TIAA-CREF Lifestyle Growth Fund

• Fund of Funds Risk—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. Because the Fund targets its investments in a higher percentage of equity Underlying Funds, Equity Underlying Fund Risks are expected to predominate.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their strategies, such as style risk, capitalization risk, and foreign investment risk, among others, as well as risks related to the equity markets in general.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include credit risk, interest rate risk, and market volatility, liquidity and valuation risk, among others.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Underlying Fund Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fundor an Underlying Fund’s will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

Performance information is not available for the Fund because the Fund is newly operational. Once the Fund has completed one calendar year of operations, its performance information will become available.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011

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PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund on any business day. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds on any business day, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay

6     Summary Prospectus  ■  TIAA-CREF Lifestyle Growth Fund

the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SGS-SFICOC-US10/81462

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